Exhibit 99.2
1 Preliminary Third Quarter 2023 Earnings Supplement Third Quarter 2023 Preliminary Earnings Supplement October 23, 2023

2 Preliminary Third Quarter 2023 Earnings Supplement Forward-Looking Statements Statements made during this presentation that set forth expectations, predictions, projections or are about future events are based on facts and situations that are known to us as of October 23, 2023. We believe that our expectations and assumptions are reasonable. Actual results may differ materially, due to risks and uncertainties, such as those described on pages 14-24 of our Form 10-K filed on February 24, 2023 and other subsequent filings by Matson with the SEC. Statements made during this presentation are not guarantees of future performance. We do not undertake any obligation to update our forward-looking statements.

3 Preliminary Third Quarter 2023 Earnings Supplement Preliminary Third Quarter 2023 Results • Matson’s Ocean Transportation and Logistics business segments continued to perform well despite a challenging business environment and relatively difficult economic conditions impacting the U.S. consumer • Ocean Transportation: – Our China service experienced solid freight demand despite the muted peak season in the Transpacific tradelane but generated lower YoY volume and freight rates, which were the primary contributors to the YoY decline in our consolidated operating income – Lower YoY volumes in Hawaii, Alaska and Guam compared to year ago period • Logistics: – Lower YoY operating income primarily due to a lower contribution from transportation brokerage • In 3Q23: – Repurchased ~0.3 million shares for a total cost of $25.8 million

4 Preliminary Third Quarter 2023 Earnings Supplement Preliminary Third Quarter 2023 Results (continued) (1) Total debt is presented before any adjustment for deferred loan fees as required by U.S. GAAP. ($ in millions, except per share data) Preliminary Range ($ in millions) INCOME STATEMENT BALANCE SHEET Operating Income Total debt Ocean Transportation $ 315.2 $ 113.0 - $ 118.0 Private placement term loans $ 166.3 Logistics 20.1 13.0 - 14.0 Title XI debt 284.0 Total operating income 335.3 126.0 - 132.0 Revolving credit facility ‒ Total debt (1) $ 450.3 Other income (expense), net 2.5 1.2 - 1.2 Interest income 1.3 9.3 - 9.3 Cash and cash equivalents ~ $ 156.0 Interest expense (5.0) (2.4) - (2.4) Income before taxes 334.1 134.1 - 140.1 Capital Construction Fund $ 591.6 Income taxes 68.1 20.1 - 19.6 Effective income tax rate 20.4% 15.0% - 14.0% Net income $ 266.0 $ 114.0 - $ 120.5 Diluted EPS $ 6.89 $ 3.23 - $ 3.41 Quarter Ended September 30, 2023 Quarter Ended Quarter Ended September 30, 2023 September 30, 2022

5 Preliminary Third Quarter 2023 Earnings Supplement Commentary on the Transpacific Tradelane • Currently in the Transpacific marketplace, we continue to see a reduction of deployed capacity in light of lower volumes as a result of lower consumer demand for retail goods • Absent an economic “hard landing” in the U.S., we expect trade dynamics in 2024 to be comparable to 2023 as consumer-related spending activity is expected to remain stable • Regardless of the economic backdrop, we expect to continue to earn a significant rate premium to the Shanghai Containerized Freight Index reflecting our fast and reliable ocean services and unmatched destination services

6 Preliminary Third Quarter 2023 Earnings Supplement Hawaii Service Third Quarter 2023 Performance • Container volume decreased 1.9% YoY due to lower general demand – 3Q23 volume 0.8% higher than volume achieved in 3Q19 Container Volume (FEU Basis) 25,000 27,000 29,000 31,000 33,000 35,000 37,000 39,000 41,000 Q1 Q2 Q3 Q4 2022 2023 (1.9)%

7 Preliminary Third Quarter 2023 Earnings Supplement China Service Third Quarter 2023 Performance Container Volume (FEU Basis) 8,000 13,000 18,000 23,000 28,000 33,000 38,000 43,000 48,000 53,000 Q1 Q2 Q3 Q4 2022 2023 Note: CCX service started in 3Q21 and ended in 3Q22. • Container volume decreased 1.3% YoY – No CCX service in 3Q23; service was discontinued in year ago period – Higher CLX+ volume • Lower average freight rates YoY, but higher than in 3Q19 (1.3)%

8 Preliminary Third Quarter 2023 Earnings Supplement Guam Service Third Quarter 2023 Performance Container Volume (FEU Basis) 3,000 3,500 4,000 4,500 5,000 5,500 6,000 Q1 Q2 Q3 Q4 2022 2023 • Container volume decreased 1.9% YoY primarily due to lower general demand – 3Q23 volume 12.8% higher than volume achieved in 3Q19 (1.9)%

9 Preliminary Third Quarter 2023 Earnings Supplement Alaska Service Third Quarter 2023 Performance • Container volume decreased 9.1% YoY – Lower export seafood volume from AAX – Lower northbound volume due to lower retail-related demand – Lower southbound volume due to lower domestic seafood volume • 3Q23 volume 12.9% higher than volume achieved in 3Q19 Container Volume (FEU Basis) 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 Q1 Q2 Q3 Q4 2022 2023 (9.1)%

10 Preliminary Third Quarter 2023 Earnings Supplement Matson Logistics Third Quarter 2023 Performance Operating Income $ 0.0 $ 5.0 $ 10.0 $ 15.0 $ 20.0 $ 25.0 Q1 Q2 Q3 Q4 $ in millions 2022 2023 $13.0 to $14.0 million • Operating income of $13.0 to $14.0 million; YoY decrease of approximately $6.1 to $7.1 million – Lower contribution from transportation brokerage